Exhibit 99.1

Worksport Ltd. Announces Strategic Updates and Upcoming Product Launches

Company Shares Strategic Plan; Prepares for Multiple Product Releases Aimed at Revenue Growth

West Seneca, New York, October 7, 2024 — Worksport Ltd. (NASDAQ: WKSP) (“Worksport” or the “Company”), a U.S.-based manufacturer and innovator of hybrid and clean energy solutions for the light truck, overlanding, and global consumer goods sectors today announced key strategic updates along with updates on upcoming product launches aiming to accelerate revenue growth.

“Last year we had a million-dollar year, this year we’re earning million-dollar revenues in a month. Our target is to achieve million-dollar (revenue) weeks, then million-dollar days. We’re building an amazing business brick-by-brick.” – Steven Rossi, CEO

Strategic Initiatives

●	Targeting Cash Flow Positivity in 2025: With multiplying revenues and improving margins, the Company believes there is a path toward near-term enterprise profitability.

●	Launching Three New & Highly Demanded Product Lines: Upcoming product lines are aimed at strengthening revenue pathways and brand presence of Worksport going forward.

●	Expanding Market Reach: The Company aims to capitalize on the growing demand for its products within the three multi-billion-dollar markets it operates in.

●	Streamlining Operations: The Company plans to implement targeted cost-saving measures in Q4, aimed to enhance margins and lower operational overhead without compromising growth.

Management Commentary

Steven Rossi, CEO of Worksport, added:

“We are strategically positioned for continued growth and are committed to enhancing shareholder value. Our objective is to push for organic growth, and we reiterate our confidence in the Company’s fundamentals and future prospects. With multiple high-demand products set for release and our ongoing innovations in clean energy, we are dedicated to executing our vision and look forward to sharing our progress with our shareholders.”

Upcoming Product Releases Set to Drive Growth

Worksport is excited to announce progress on three highly anticipated products slated for near-term market release:

1.	Worksport SOLIS Solar Cover

●	First-to-Market Innovation: A Patented solar tonneau cover capable of generating up to 650W of power.

●	Versatile Applications: Ideal for truck owners, worksites, outdoor enthusiasts, emergency services, and more.

●	Seamless Integration: When paired with Worksport’s Maximum Power Point Tracking (MPPT) system, it can charge most major portable battery systems.

2.	Worksport COR Portable Energy System

●	Modular Design: Features 1.7kWh storage with hot-swap capability for uninterrupted power.

●	High-Demand Appliance Support: Powers devices like refrigerators and microwaves. Future versions tested to also function as an EV Range Extender.

●	Perfect Pairing: Designed to work seamlessly with the SOLIS Solar Cover for a complete portable energy solution.

3.	Worksport AL4 Premium Tonneau Cover

●	Projected Q4 2024 Release: Set to enter the market as one of the most in-demand tonneau cover models. Worksport’s sales team is preparing a pre-order campaign for national distribution customers.

●	Innovative Four-Fold Design: Offers enhanced functionality and ease of use.

Exciting Developments at Terravis Energy

Worksport is also thrilled to announce that its subsidiary, Terravis Energy, is nearing a major breakthrough in heat pump technology:

●	Highly Efficient Extreme-Climate Heat Pump: An innovative technology aimed to disrupt the HVAC industry.

●	Massive Market Opportunity: Positioned to enter the $100+ billion global heat pump market, which is largely supported by government subsidies.

●	Upcoming Updates: The Company plans to provide detailed information on this breakthrough technology and new product soon.

Revenue Growth and Market Expansion

Management reiterates the positive financial impact anticipated from the upcoming product launches:

●	Tonneau Cover Business Growth: High demand for the AL4 cover is projected to elevate revenues. News with respect to the outcome of the companies planned pre-order sales campaign is to be expected in the near future.

●	Clean-Tech Product Potential: The SOLIS and COR systems are projected to propel the Company’s revenues in the mid to long term.

●	Market Leadership in Clean Energy: With the launch of these innovative product lines, Worksport is poised to capture significant market share in the rapidly expanding tonneau cover and clean energy sectors.

Stay Tuned For More Updates

For more on Worksport’s innovative product lines, visit www.worksport.com. Stay tuned for investor updates on new products, expanded model coverage, and business growth.

Investor Relations, Worksport Ltd.

T: 1 (888) 554-8789 x128

W1: https://investor.worksport.com

W2: www.worksport.com

E: investors@worksport.com

Key 2024 Press-Releases:

●	October 3: Commencing U.S Government Sales
●	September 30: Update On ISO Certification
●	September 19: Alpha Launch of SOLIS & COR
●	September 12: Record High August Sales
●	September 11: Worksport COR as an EV Range Extender for Tesla Model 3
●	August 14: Record High Revenues; 275% Q2 Growth
●	August 1: Impressive SOLIS Solar Cover Test Results
●	May 16: Worksport Reports 1,506% Q1 Revenue Surge
●	May 8: Worksport Awarded $2.8MM Grant
●	April 25: Worksport Signals Undervalued Status, Eyes Major 2024 Growth

Read all Worksport press releases: [Link to All Press Releases].

Stay Connected

●	Investor Newsletter: Investors and customers are invited to follow Worksport’s progress as it builds on this momentum and strives to redefine industry standards with each new corporate development. Link to Newsletter

●	Contact Information

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 -128 W: investors.worksport.com E: investors@worksport.com W: worksport.com

About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, and NP (Non-Parasitic), hydrogen-based true green energy solutions for the sustainable, clean energy, and automotive industries. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport’s hard-folding cover, designed and manufactured in-house, is compatible with RAM, Chevrolet, and GMC models from General Motors, as well as Ford, Jeep, Nissan, and Toyota pickup trucks. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and NP (Non-Parasitic), Hydrogen-based technology. Terravis Energy’s website is terravisenergy.com. For more information, please visit investors.worksport.com.

Connect with Worksport

Please follow the Company’s social media accounts on X (previously Twitter), Facebook, LinkedIn, YouTube, and Instagram (collectively, the “Accounts”), the links of which are links to external third party websites, as well as sign up for the Company’s newsletters at investors.worksport.com. The Company does not endorse, ensure the accuracy of, or accept any responsibility for any content on these third-party websites other than content published by the Company.

Product social media	Investor social media
Instagram	X (formerly Twitter)
Facebook YouTube	LinkedIn Link to Newsletter

Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, Securities and Exchange Commission (“SEC”) filings, and public conference calls and webcasts. The Company also uses social media to announce Company news and other information. The Company encourages investors, the media, and others to review the information the Company publishes on social media.

The Company does not selectively disclose material non-public information on social media. If there is any significant financial information, the Company will release it broadly to the public through a press release or SEC filing prior to publishing it on social media.

For additional information, please contact:

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 -128 W: investors.worksport.com W: www.worksport.com E: investors@worksport.com

Forward-Looking Statements

The information contained herein may contain “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” “project,” “should,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. These statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) supply chain delays; (ii) acceptance of our products by consumers; (iii) delays in or nonacceptance by third parties to sell our products; (iv) corporate actions to maintain our listing on NASDAQ and (v) competition from other producers of similar products. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the SEC, including, without limitation, our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. The forward-looking statements made in this press release are made only as of the date of this press release, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.